Form N-SAR
Item 77o



Name of Registrant:				VALIC Company I

Name of Portfolio:				VALIC I Company Growth & Income Fund

Issuer:						Freescale Semiconductor, Ltd. (FSL) Secondary




Name of Affiliated Broker/Dealer in syndicate: JPMorgan Securities, Inc.

Name of Broker/Dealer from whom purchased:	Citigroup



Date Of   Transaction:		        	02/12/2014


Principal Amount of Offering:			$647,500,000




Offering price:					$18.50



Commission, spread or profit:			3.50%

Amount of Commission per Share			$0.648


Dollar amount of purchase:			$25,900




Purchase as % of offering:			0.004%

Purchase as % of fund assets			0.024%

Was the offering fully subscribed		Yes







Name of Registrant:				VALIC Company I

Name of Portfolio:				VALIC I Company Small-Mid Growth Fund

Issuer:						Nimble Storage, Inc.



Name of Affiliated Broker/Dealer in syndicate: Goldman Sachs & Co.

Name of Broker/Dealer from whom purchased:	Morgan Stanley & Co. LLC



Date Of   Transaction:		        	12/13/2013


Principal Amount of Offering:			$8,000,000




Offering price:					$21.00



Commission, spread or profit:			7.00%

Amount of Commission per Share			$1.47


Dollar amount of purchase:			$73,164




Purchase as % of offering:			0.0436%

Purchase as % of fund assets			0.0599%

Was the offering fully subscribed		Yes




Name of Registrant:				VALIC Company I

Name of Portfolio:				VALIC I Company Small-Mid Growth Fund

Issuer:						Coupons.Com, Inc



Underwriter from whom Purchased:		Merrill Lynch,Pierce,Fenner&Smith, Inc




Underwriting Syndicate Members:			Goldman, Sachs & Co.



Date Of   Transaction:		        	03/07/2014


Principal Amount of Offering:			$10,500,000




Offering price:					$16.00



Commission, spread or profit:			7.00%

Amount of Commission per Share			$1.12


Dollar amount of purchase:			$146,928




Purchase as % of offering:			0.088%

Purchase as % of fund assets			0.111%

Was the offering fully subscribed		Yes



Name of Registrant:				VALIC Company I

Name of Portfolio:				VALIC I Company Small-Mid Growth Fund

Issuer:						Sprouts Farmers Market, Inc



Underwriter from whom Purchased:		Credit Suisse Securities(USA) LLC




Underwriting Syndicate Members:			Goldman, Sachs & Co.



Date Of   Transaction:		        	03/28/2014


Principal Amount of Offering:			$15,000,000




Offering price:					$33.75



Commission, spread or profit:			3.25%

Amount of Commission per Share			$1.097


Dollar amount of purchase:			$555,963.75




Purchase as % of offering:			0.110%

Purchase as % of fund assets			0.434%

Was the offering fully subscribed		Yes









Name of Registrant:				VALIC Company I

Name of Portfolio:				VALIC I Company Small-Mid Growth Fund

Issuer:						Aerohive Networks, Inc



Underwriter from whom Purchased:		Merrill Lynch,Pierce,Fenner&Smith, Inc




Underwriting Syndicate Members:			Goldman, Sachs & Co.



Date Of   Transaction:		        	03/28/2014


Principal Amount of Offering:			$7,500,000




Offering price:					$10.00



Commission, spread or profit:			7.00%

Amount of Commission per Share			$0.70


Dollar amount of purchase:			$300,570.00




Purchase as % of offering:			0.401%

Purchase as % of fund assets			0.235%

Was the offering fully subscribed		Yes







Name of Registrant:				VALIC Company I

Name of Portfolio:				VALIC I Company Small-Mid Growth Fund

Issuer:						Opower, Inc



Underwriter from whom Purchased:		Morgan Stanley & Co. LLC




Underwriting Syndicate Members:			Goldman, Sachs & Co.



Date Of   Transaction:		        	04/03/2014


Principal Amount of Offering:			$61,000,000




Offering price:					$19.00



Commission, spread or profit:			7.00%

Amount of Commission per Share			$1.33


Dollar amount of purchase:			$150,727




Purchase as % of offering:			0.013%

Purchase as % of fund assets			0.116%

Was the offering fully subscribed		Yes






Name of Registrant:				VALIC Company I

Name of Portfolio:				VALIC I Company Small-Mid Growth Fund

Issuer:						Burlington Stores, Inc



Underwriter from whom Purchased:		Morgan Stanley & Co. LLC




Underwriting Syndicate Members:			Goldman, Sachs & Co.



Date Of   Transaction:		        	04/30/2014


Principal Amount of Offering:			$120,000,000




Offering price:					$25.75



Commission, spread or profit:			4.621%

Amount of Commission per Share			$1.19


Dollar amount of purchase:			$167,478




Purchase as % of offering:			0.006%

Purchase as % of fund assets			0.135%

Was the offering fully subscribed		Yes







Name of Registrant:				VALIC Company I

Name of Portfolio:				VALIC I Company Small-Mid Growth Fund

Issuer:						Parsley Energy, Inc



Underwriter from whom Purchased:		Credit Suisse Securities(USA) LLC




Underwriting Syndicate Members:			Goldman, Sachs & Co.



Date Of   Transaction:		        	05/23/2014


Principal Amount of Offering:			$50,000,000




Offering price:					$18.50



Commission, spread or profit:			5.500%

Amount of Commission per Share			$1.018


Dollar amount of purchase:			$342,916




Purchase as % of offering:			0.037%

Purchase as % of fund assets			0.276%

Was the offering fully subscribed		Yes









Name of Registrant:				VALIC Company I

Name of Portfolio:				VALIC I Company Growth & Income Fund

Issuer:						SVB Financial Group (SIVB) Secondary



Underwriter from whom Purchased:		BofA Merrill Lynch




Underwriting Syndicate Members:			JPMorgan Securities, Inc



Date Of   Transaction:		        	05/14/2014


Principal Amount of Offering:			$393,900,000




Offering price:					$101.00



Commission, spread or profit:			4.000%

Amount of Commission per Share			$4.040


Dollar amount of purchase:			$20,200




Purchase as % of offering:			0.005%

Purchase as % of fund assets			0.020%

Was the offering fully subscribed		Yes





Name of Registrant:				VALIC Company I

Name of Portfolio:				VALIC I Company Small Cap Special Values Fund

Issuer:						The Dixie group (DXYN)


Underwriter from whom Purchased:		Raymond James




Underwriting Syndicate Members:			Wells Fargo



Date Of   Transaction:		        	05/14/2014


Principal Amount of Offering:			$26,625,000




Offering price:					$10.65



Commission, spread or profit:			6.000%

Amount of Commission per Share			$0.64


Dollar amount of purchase:			$2,130,000




Purchase as % of offering:			8.000%

Purchase as % of fund assets			0.210%

Was the offering fully subscribed		Yes






Name of Registrant:				VALIC Company I

Name of Portfolio:				VALIC I Company Mid cap Strategic Growth Fund

Issuer:						FireEye, Inc


Underwriter from whom Purchased:		Barclays




Underwriting Syndicate Members:			Morgan Stanley



Date Of   Transaction:		        	03/06/2014


Principal Amount of Offering:			$1,148,000,000




Offering price:					$82.00



Commission, spread or profit:			3.000%

Amount of Commission per Share			$2.46


Dollar amount of purchase:			$1,743,074




Purchase as % of offering:			0.1518%

Purchase as % of fund assets			0.830%

Was the offering fully subscribed		Yes







Name of Registrant:				VALIC Company I

Name of Portfolio:				VALIC I Company Government Securities Fund

Issuer:						Apple, Inc (APPL 2.85% May 6, 2021)


Underwriter from whom Purchased:		Goldman Sachs & Co.




Underwriting Syndicate Members:			JPMorgan Securities Inc



Date Of   Transaction:		        	04/29/2014


Principal Amount of Offering:			$3,000,000,000




Offering price:					$99.75



Commission, spread or profit:			0.002%

Amount of Commission per Share			$0.002


Dollar amount of purchase:			$150,629




Purchase as % of offering:			0.005%

Purchase as % of fund assets			0.090%

Was the offering fully subscribed		Yes